THE MIDLAND COMPANY

                            7000 MIDLAND BOULEVARD
                              AMELIA, OHIO 45102
                           NOTICE OF ANNUAL MEETING


TO THE SHAREHOLDERS OF THE MIDLAND COMPANY:

	Notice is hereby given that the Annual Meeting of the Shareholders of The Midland Company will be held at the Company's offices, 7000 Midland Boulevard, Amelia, Ohio 45102, on Thursday, April 8, 1999, at 10 a.m., for the following purposes:

        1. To elect 5 members of the Board of Directors to hold office for terms of three years.

        2. To ratify and approve the appointment of Deloitte & Touche LLP as independent auditors.

        3. To approve an amended and restated Code of Regulations of the Company.

        4. To transact any other business that may lawfully come before the meeting.

	As of the date of this notice, the foregoing is the only business which the Board of Directors intends to present or which the Board of Directors has knowledge that others will present at the meeting.

	You are urged to be present. If you do not expect to be present at the meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

	Shareholders of record at the close of business on March 5, 1999, will be entitled to vote at the meeting or any adjournment thereof.

DATED AT AMELIA, OHIO THIS 11th day of March, 1999.




                                            JOHN I. VON LEHMAN
                                                 Secretary

                              TABLE OF CONTENTS
                              -----------------

                                                                            PAGE
                                                                            ----
Proxy Statement                                                               1
Stock Ownership of Certain Beneficial Owners                                  1
Stock Ownership of Directors and Executive Officers                           3
Election of Directors                                                         4
Executive Compensation                                                        8
Compensation Committee Interlocks and Insider Participation                  11
Report of the Compensation Committee on Executive Compensation               11
Ratification of Selection of Auditors                                        13
Approval of Amendment to and Restatement of Code of Regulations              13
Shareholder Proposals                                                        13
Cost of Solicitation                                                         14
Other Matters                                                                14
Exhibit A                                                                    15

                             THE MIDLAND COMPANY
                            7000 Midland Boulevard
                              Amelia, Ohio 45102

	The proxy and proxy statement will first be sent to shareholders on or about March 11, 1999.

                               PROXY STATEMENT

	The enclosed proxy is solicited by the Board of Directors of The Midland Company ("Midland" or the "Company") for use at the annual meeting of shareholders to be held on April 8, 1999, and any adjournment of the meeting. Shareholders on the books of the Company at the close of business on the 5th day of March, 1999, are entitled to notice of and to vote at the meeting. On
March 5, 1999, the Company had outstanding voting securities consisting of 9,518,639 shares of common stock, the holders of which are entitled to one (1) vote per share.

	Each person giving a proxy may revoke it at any time before it is voted by giving notice to the Company in writing or in open meeting or by a later dated proxy received by the Company. Any written notice of revocation should be addressed to the Company (at the address indicated above) to the attention of the Secretary. Each valid proxy received in time will be voted at the meeting, and, if a choice is specified on the ballot, it will be voted in accordance with such specification. If no choice is specified on the ballot, the shares will be voted as recommended by the Board of Directors, i.e., "FOR" Proposal 1 to elect the five persons nominated as directors by the Board of Directors, "FOR" Proposal 2 to ratify the appointment of the Independent Public Accountants and "FOR" Proposal 3 to amend and restate the Code of Regulations of the Company. Abstentions and shares otherwise not voted for any reason, including broker non-votes, will have no effect on the outcome of any vote at the annual meeting.

                 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

	The following table sets forth, as of March 5, 1999, the holdings of persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock. Information has been furnished by the persons listed and/or has been obtained from Schedule 13G filed by the persons listed with the Securities and Exchange Commission ("SEC"). Beneficial ownership has been determined in accordance with rules and regulations of the SEC.

                                         Shares of Common
                                        Stock Beneficially
Name and Address of Beneficial Owner           Owned        Percent of Class
-------------------------------------------------------------------------------

J. P. Hayden, Jr. & Lois T. Hayden
7000 Midland Boulevard
Amelia, Ohio 45102                         1,469,948 (1)              15.4%

Robert W. Hayden
7000 Midland Boulevard
Amelia, Ohio  45102                        1,295,126 (2)              13.6%

John R. LaBar
7000 Midland Boulevard
Amelia, Ohio  45102                          973,565 (3)              10.2%

Gabelli Fund
One Corporate Center
Rye, NY  10580                               809,500                   8.5%

William T. Hayden
7000 Midland Boulevard
Amelia, Ohio 45102                           784,373 (4)               8.2%

Burgess L. Doan
5710 Wooster Road
Cincinnati, Ohio 45227                       645,367 (5)               6.8%

William McD. Kite
525 Vine Street
Cincinnati,  Ohio 45202                      566,589 (6)               6.0%


 (1)	J.P. Hayden, Jr. and Lois T. Hayden are husband and wife.  Includes
        165,226 shares over which J. P. Hayden, Jr. has sole voting and investment power, 352,281 shares over which he has sole voting power only, and 45,000 shares that may be acquired through exercise of options within 60 days of March 5, 1999. Includes 907,441 shares owned by Hayden Investments Limited Partnership ("HILP"). Lois T. Hayden is the sole shareholder of the general partner of HILP and owns all of the limited partnership interests of HILP and has sole voting and investment power over the shares owned by HILP.

 (2) Includes 1,264,826 shares over which Robert W. Hayden has sole voting and investment power, 13,800 shares over which he has sole voting power, and 16,500 shares that may be acquired through exercise of options within 60 days of March 5, 1999.

 (3) Includes 943,265 shares over which John R. LaBar has sole voting and investment power, 13,800 shares over which he has sole voting power, and 16,500 shares that may be acquired through exercise of options within 60 days of March 5, 1999.

 (4)	Includes 339,399 shares over which William T. Hayden has sole voting and investment power, 257,696 shares over which he shares voting and investment power, 172,278 shares over which he shares investment power only, and 15,000 shares that may be acquired through exercise of options within 60 days of March 5, 1999. Of the shares over which Mr. Hayden shares voting and investment power, Mr. Hayden shares voting and investment power over: (a) 99,402 shares held in trust as a co-trustee with William McD. Kite and Burgess L. Doan; (b) 53,040 shares held in trust as co-trustee with John W. Hayden; (c) 24,487 shares held in trust as co-trustee with J.P. Hayden III; and (d) 63,775 shares held in trust as co-trustee with Burgess L. Doan. Of the shares over which Mr. Hayden shares investment power only, Mr. Hayden shares investment power over:
        (a) 117,106 shares held in trust as co-trustee with John W. Hayden; and
        (b) 624 shares held in trust as co-trustee with J.P. Hayden III.
        J.P. Hayden, Jr. has the voting power over all of the shares over which William T. Hayden shares investment power only.

 (5) Includes 58,722 shares over which Burgess L. Doan has sole voting and investment power. In addition, Mr. Doan shares voting and investment power over 415,890 shares held in trust as co-trustee with William
        McD. Kite under agreement with J. Paige Hayden, deceased.
        J. P. Hayden, Jr. is among the beneficiaries of the J. Paige Hayden trust entitled to receive distribution of income. These trust shares are not shown as beneficially owned by J.P. Hayden, Jr. Mr. Doan shares voting and investment power over 99,402 shares held in trust as a co-trustee with William McD. Kite and William T. Hayden. Furthermore, Mr. Doan shares voting and investment power over 63,775 shares held in trust as co-trustee with William T. Hayden and 7,578 shares held in trust as co-trustee with J.P. Hayden III.

 (6) Includes 51,297 shares over which William McD. Kite has sole voting and investment power, and 515,292 shares over which he shares voting and investment power, including 415,890 shares over which Mr. Kite is a co-trustee with Burgess L. Doan under agreement with J. Paige Hayden, deceased, and 99,402 shares over which Mr. Kite is a co-trustee with Burgess L. Doan and William T. Hayden. J.P. Hayden, Jr. is among the beneficiaries of the J. Paige Hayden trust entitled to receive distribution of income. These trust shares are not shown as beneficially owned by J.P. Hayden, Jr. Mr. Kite is a member of the law firm of Cohen, Todd, Kite & Stanford, LLC. The Company paid the firm fees of $140,384 in 1998.

              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

	The following table sets forth, as of March 5, 1999, the holdings of directors and nominees for director and executive officers named in the "Summary Compensation Table" of this Proxy Statement and all directors and executive officers as a group. Beneficial ownership has been determined in accordance with rules and regulations of the SEC.

                            Shares of Common
                           Stock Beneficially
Name of Beneficial Owner          Owned              Percent of Class
-----------------------------------------------------------------------
George R. Baker                  25,320 (5)                  *

James E. Bushman                  8,400 (5)                  *

James H. Carey                   16,320 (5)                  *

Michael J. Conaton              173,759 (1)                  1.8%

Jerry A. Grundhofer               6,000 (5)                  *

John W. Hayden                  423,111 (2)                  4.4%

J.P. Hayden, Jr.              1,439,804 (3)                 15.1%

J.P. Hayden III                 350,888 (4)                  3.7%

Robert W. Hayden              1,295,126 (3)                 13.6%

William T. Hayden               784,313 (3)                  8.2%

William J. Keating               18,000 (5)                  *

John R. LaBar                   973,565 (3)                 10.2%

David B. O'Maley                  6,000 (5)                  *

John M. O'Mara                   25,200 (5)                  *

Kurt R. Schwamberger             12,500 (5)                  *

Glenn E. Schembechler            30,817 (5)                  *

John I. Von Lehman               39,338 (5)                  *

All Directors & Executive
 Officers as a Group
 (19 Persons)                 5,117,043 (5)                 52.5%

 * Less than 1%

(1) Includes 43,000 shares over which Michael J. Conaton has sole voting power, 109,759 shares over which he has sole voting and investment powers, and 21,000 shares that may be acquired through exercise of options within 60 days of March 5, 1999.

(2) Includes 92,304 shares over which John W. Hayden has sole voting and investment power, 36,300 over which he has sole voting power, 94,898 shares over which he shares voting and investment power, 187,609 shares over which he shares investment power only, and 12,000 shares that may be acquired through exercise of options within 60 days of March 5, 1999. Of the shares over which Mr. Hayden shares voting and investment power, Mr. Hayden shares voting and investment power over:
     (a) 53,040 shares held in trust as co-trustee with William T. Hayden;
     and (b) 41,858 shares held in trust as co-trustee with J.P. Hayden III.
     Of the shares over which Mr. Hayden shares investment power only, Mr. Hayden shares investment power over: (a) 70,503 shares held in trust as co-trustee with J.P. Hayden III; and (b) 117,106 shares held in trust as co-trustee with William T. Hayden. J.P. Hayden, Jr. has the voting power over all of the shares over which John W. Hayden shares investment power only.

(3) For information concerning J.P. Hayden, Jr., Robert W. Hayden, William T. Hayden and John R. LaBar, see "Stock Ownership of Certain Beneficial Owners."

(4) Includes 157,538 shares over which J. P. Hayden III has sole voting and investment power, 36,300 shares over which he has sole voting power, 73,923 shares over which he shares voting and investment power, 71,127 shares over which he shares investment power only, and 12,000 shares that may be acquired through exercise of options within 60 days of March 5, 1999. Of the shares over which Mr. Hayden shares voting and investment power, Mr. Hayden shares voting and investment power over:
     (a) 41,858 shares held in trust as co-trustee with John W. Hayden; (b) 24,487 shares held in trust as co-trustee with William T. Hayden; and
     (c) 7,578 shares held in trust as co-trustee with Burgess L. Doan. Of the shares over which Mr. Hayden shares investment power only, Mr. Hayden shares investment power over: (a) 70,503 shares held in trust as co-trustee with John W. Hayden; and (b) 624 shares held in trust as co-trustee with William T. Hayden. J.P. Hayden, Jr. has the voting power over all of the shares over which J.P. Hayden III shares investment power only.

(5) The number of shares that may be acquired through exercise of options within sixty (60) days of March 5, 1999 by the following persons are as follows: George R. Baker - 15,000; James E. Bushman - 3,000;
     James H. Carey - 15,000; Jerry A. Grundhofer - 3,000; William J. Keating - 12,000; David B. O'Maley - 3,000; John M. O'Mara - 15,000;
     Glen E. Schembechler - 12,000; John I. Von Lehman - 12,000; and all
     directors and executive officers as a group     229,500     .  Mr. Carey
     was indebted to the Company in the amount of $97,000 for a part of 1998 on a loan for personal purposes. Mr. Carey repaid the loan in full in February, 1998.


                            ELECTION OF DIRECTORS

	It is intended that proxies given to the persons named in the enclosed form of proxy will be voted for the election of nominees listed below. In case any nominee is unable or declines to serve, it is intended that proxies will be voted for the balance of those named and for such person as shall be designated by the Board of Directors to replace any such nominee. The Company has no knowledge or reason to believe that any nominee will be unable or unwilling to serve.

	Cumulative Voting Rights. Shareholders have cumulative voting rights in the election of Directors. If notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company, not less than forty-eight (48) hours before the time fixed for holding the annual meeting that a shareholder desires that the voting for the election of Directors be cumulative and if an announcement of the giving of such notice is made upon convening of the meeting, then each shareholder shall have the right to cumulate his shares in voting for the Directors. By this procedure a shareholder, instead of registering one vote per share for each candidate of his choice, may cast the entire total of his votes (i.e. a total number of votes equal to the number of Directors to be elected multiplied by the number of shares held by the shareholder) for one candidate or distribute them among the candidates otherwise as the shareholder desires. This proxy does not solicit discretionary authority to accumulate votes.

        The Board of Directors recommends a vote FOR each of the Directors nominated in this proxy statement. Nominees receiving the highest number of votes will be elected to the Board of Directors.

	Information as to Nominees and Continuing Directors. The Board of Directors will consist of sixteen members divided into three classes. Five directors are to be elected at the 1999 annual meeting to serve until the annual meeting in 2002 and until their successors have been elected and qualified. It is intended that the accompanying proxy will be voted for the election of the following five nominees:

Directors                 Position with Company      Age         Director Since
---------                 ---------------------      ---         --------------
James E. Bushman          Director                    54               1997
James H. Carey            Director                    65               1971
John W. Hayden (1)        Chief Executive Officer     41               1991
                          and President of the
                          Company and Director
Robert W. Hayden (1)      Director                    60               1968
David B. O'Maley          Director                    52               1998


	The following Directors have been elected or appointed to serve until the annual meeting in 2000 and until their successors have been elected and qualified:


Directors                 Position with Company      Age         Director Since
---------                 ---------------------      ---         --------------
George R. Baker           Director                    69               1971
Michael J. Conaton        Vice Chairman of the        65               1969
                          Company, Vice Chairman
                          of the Board of Directors
                          and Director
Jerry A. Grundhofer       Director                    53               1998
J.P. Hayden III (1)       Chairman of the Board of    46               1989
                          Directors and Chief
                          Operating Officer of the
                          Company and Director
William J. Keating        Director                    71               1991
John R. LaBar             Director                    67               1963

	The following Directors have been elected to serve until the annual meeting in 2001 and until their successors have been elected and qualified:

Directors                 Position with Company      Age         Director Since
---------                 ---------------------      ---         --------------
J.P. Hayden, Jr. (1)      Chairman of the Executive   69               1961
                          Committee of the Board of
                          Directors and Director
William T. Hayden (1)     Director                    45               1994
John M. O'Mara            Director                    71               1983
Glenn E. Schembechler     Director                    69               1981
John I. Von Lehman        Executive Vice President,   46               1991
                          Chief Financial Officer
                          and Secretary of the
                          Company and Director

	Periods of service as directors include service as directors of the Company's predecessor, Midland-Guardian Co.

(1)	J. P. Hayden, Jr. and Robert W. Hayden are brothers.  J. P. Hayden III,
        John W. Hayden and William T. Hayden are brothers and are sons of
        J. P. Hayden, Jr. Thomas R. Hayden is the son of J.P. Hayden, Jr. and Lois T. Hayden and the brother of J.P. Hayden III, John W. Hayden and William T. Hayden. Thomas R. Hayden is employed by a subsidiary of the Company and received salary and bonus of $110,000 during 1998.
        William T. Hayden is an attorney and the Company paid him fees of $270,000 in 1998 for professional services provided to the Company. Jeff Martin is the brother-in-law of J.P. Hayden III. Mr. Martin is employed by a subsidiary of the Company and received salary and bonus of less than $100,000 during 1998.

	James E. Bushman. Mr. Bushman has served as a Director of the Company since 1997. Mr. Bushman is the President and Chief Executive Officer of Cast-Fab Technologies, Inc. and has served in that capacity for over ten years.

	James H. Carey. Mr. Carey has served as a Director of the Company since 1971. Mr. Carey currently serves as a Corporate Director and advisor and has served as the managing director of Briarcliff

Financial Associates since 1991. Mr. Carey currently serves as a Director of Airborne Freight Corporation, Nantucket Industries, Inc. and S.G. Cowan Group of Mutual Funds. Mr. Carey formerly served as the Chief Executive Officer of National Capital Benefits Corporation and the President and Chief Executive Officer of the Berkshire Bank.

	John W. Hayden. Mr. Hayden has served as a Director of the Company since 1991. He is currently the Chief Executive Officer and President of the Company. In addition, Mr. Hayden serves as the Chairman of American Modern Insurance Group, Inc., a wholly owned subsidiary of the Company. Before assuming his current responsibilities, Mr. Hayden served as a Senior Executive Vice President of the Company and as Vice Chairman of the American Modern Insurance Group. Mr. Hayden has served in various capacities for the Company and its subsidiaries since 1981.

	Robert W. Hayden. Mr. Hayden has served as a Director of the Company since 1968. Mr. Hayden retired, effective January 29, 1999, as a Vice
President of the Company. Mr. Hayden served the Company and its subsidiaries in various capacities from 1960 until 1998.

	David B. O'Maley. Mr. O'Maley has served as a Director of the Company since 1998. Mr. O'Maley is currently President and Chief Executive Officer of the Ohio National Financial Services (Ohio National Life Insurance Company and Ohio National Life Assurance Company). Mr. O'Maley is also Chairman and Director of the ON Equity Sales Company and Ohio National Equities, Inc.
Mr. O'Maley serves as a Director of Firstar Corporation and Star Bank, NA.

	George R. Baker. Mr. Baker has served as a Director of the Company since 1971. Mr. Baker is self-employed as a Corporate Director and advisor. He is a Director of Reliance Group Holdings, Inc., Reliance Insurance Co. and
W. W. Grainger, Inc.

	Michael J. Conaton. Mr. Conaton has served as a Director of the Company since 1969. Mr. Conaton is currently Vice Chairman of the Company and Vice Chairman of the Board of Directors. Mr. Conaton served as President of the Company from 1988 until April, 1998. Mr. Conaton has served the Company in various capacities since 1961.

	Jerry A. Grundhofer. Mr. Grundhofer has served as a Director of the Company since 1998. Mr. Grundhofer currently serves as the President and Chief Executive Officer of Firstar Corporation. Prior to its merger with Firstar Corporation, Mr. Grundhofer served as the Chairman of the Board and Chief Executive Officer of Star Bank, NA.

	J.P. Hayden III. Mr. Hayden has served as a Director of the Company since 1989. Mr. Hayden is currently Chairman of the Board of Directors and Chief Operating Officer of the Company. Mr. Hayden also serves as Chairman and Chief Executive Officer of M/G Transport Services, Inc., a wholly owned subsidiary of the Company. Mr. Hayden has served in various capacities for the Company and its subsidiaries since 1975.

	William J. Keating. Mr. Keating has served as a Director of the Company since 1991. Mr. Keating is the retired Chairman, Publisher and Chief Executive Officer of the Cincinnati Enquirer.

	John R. LaBar. Mr. LaBar has served as a Director of the Company since 1963. Mr. LaBar retired as Vice President and Secretary of the Company effective December 31, 1998. Mr. LaBar served the Company and its subsidiaries in various capacities from 1953 through 1998.

	J.P. Hayden, Jr. Mr. Hayden has served as a Director of the Company since 1961. Mr. Hayden is currently Chairman of the Executive Committee of the Board of Directors of the Company. From 1980 through April, 1998, Mr. Hayden served as the Chairman of the Board and the Chief Executive Officer of the Company and from 1960 through 1979 he served as President of the Company.
Mr. Hayden has served the Company and its subsidiaries in various capacities since 1950.

	William T. Hayden. Mr. Hayden has served as a Director of the Company since 1994. Mr. Hayden has been an attorney in private practice for over five years and was formerly a partner of the law firm of Cohen, Todd, Kite & Stanford in Cincinnati, Ohio.

	John M. O'Mara. Mr. O'Mara has served as a Director of the Company since 1983. Mr. O'Mara is currently a financial consultant and provides general advice to corporations and acts as a consultant to parties to leveraged buy-out transactions. Mr. O'Mara is a Director of Baldwin & Lyons, Inc.,
Plantronics, Inc. and Glenoit, Inc. Mr. O'Mara formerly served as Chairman of the Executive Committee of Quality Care Systems.

	Glenn E. Schembechler. Mr. Schembechler has served as a Director of the Company since 1981. Mr. Schembechler is Professor Emeritus at the University of Michigan. Mr. Schembechler formerly served as President of the Detroit Tigers Baseball Club and served as Athletic Director and Head Football Coach at the University of Michigan. Mr. Schembechler is a Director of Riddell Sports, Inc.

	John I. Von Lehman. Mr. Von Lehman has served as a Director of the Company since 1991. Mr. Von Lehman is currently Executive Vice President, Chief Financial Officer and Secretary of the Company. Mr. Von Lehman has served the Company in various capacities with progressively increasing responsibilities since 1980.

	Committees of the Board of Directors. The Board of Directors of the Company has an audit committee, a compensation committee and an executive committee, but has no nominating committee. The audit committee is composed of James E. Bushman, James H. Carey, John M. O'Mara and Glenn E. Schembechler. The function of the audit committee is to nominate auditors for the annual audit of the Company and discuss the audit work with the auditors appointed to perform the audit. The compensation committee is composed of James H. Carey, Jerry A. Grundhofer, William J. Keating and David B. O'Maley. The function of the compensation committee is to review and make recommendations as to compensation of the senior executive officers of the Company. The executive committee is composed of Joseph P. Hayden, Jr., Michael J. Conaton,
Joseph P. Hayden III, John W. Hayden and William J. Keating. The executive committee has the authority, during intervals between meetings of the Board of Directors, to exercise all powers of the Board of Directors other than that of filling vacancies in the Board of Directors or in any committee of the Board of Directors.

        Board and Committee Meetings and Attendance. The Board of Directors of the Company had four meetings, the audit committee had four meetings and the compensation committee had three meetings in 1998.

	Director Compensation. The Company pays non-employee Directors an annual fee of $12,000 plus an attendance fee of $1,000 for each regularly held meeting. In addition, the Company pays non-employee Directors who serve on the executive committee, audit committee or the compensation committee an annual fee of $2,000 for services on such committees. Non-Employee Directors may defer receipt of some or all of their annual fees, attendance fees and committee fees under the Company's Non-Employee Director Deferred Compensation Plan. Under the Deferred Compensation Plan, Non-Employee Directors may either invest deferred compensation in Company stock equivalents or may receive a fixed rate of return on compensation they have deferred. Non-employee Directors receive, on a bi-annual basis, (at the election of the non-employee Director) either: (a) a grant of 1,000 restricted shares of Company common stock, or
(b) a grant of an option to purchase 3,000 shares of Company common stock. Directors who are employees of the Company do not receive any compensation for serving as a Director. The net value realized from the exercise of options in 1998 by non-employee directors was $492,375. The Company maintains split-dollar life insurance programs for Robert W. Hayden and John R. LaBar, both directors of the Company. The amount of premium advanced by the Company in 1998 was $235,269 for Robert W. Hayden and $277,420 for John R. LaBar. No interest is charged on the amounts advanced. The economic value of the benefits for the period the funds were advanced during 1998, using the Demand Loan Approach and the Company's commercial paper rate of 5.29%, was $40,522 for Robert W. Hayden and $48,949 for John R. LaBar.

        Compliance with Section 16 of the Securities Exchange Act of 1934.
Based on a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's executive officers, directors and persons who own more than ten percent of the shares of the Company's common stock complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception that: (i) Lois Hayden filed Form 3 more than ten days after the event which subjected her to Section 16(a) of the Securities Exchange Act of 1934 (all shares reported on Lois Hayden's Form 3 were also shown as beneficially owned by Joseph P. Hayden, Jr.); and (ii) Form 4's for
John W. Hayden, for Joseph P. Hayden III, and for William T. Hayden for
October, 1998, were filed on or about December 11, 1998.


                            EXECUTIVE COMPENSATION

	The following Summary Compensation Table provides an overview of compensation paid, earned or awarded to the CEO and the four other most highly paid executive officers of the Company.


                                        SUMMARY COMPENSATION TABLE
                                        --------------------------

                                                        Long Term
                                                       Compensation                    All Other
                             Annual Compensation          Awards                     Compensation
                           ----------------------  --------------------  ----------------------------------
                                                   Restricted
Name and                                             Stock     Options/  Savings
Principle Position         Year   Salary    Bonus    Awards(1)   SAR's    Plans(2)   Insurance(3)    Other
-----------------------------------------------------------------------------------------------------------
J.P. Hayden, Jr.           1998  $675,000  $337,745        $0     $0      $45,574       $112,850         0
Chairman of the Executive  1997   600,000   217,935   558,750      0       36,807         81,746         0
Committee                  1996   600,000         0         0      0       27,622         50,147         0

Michael J. Conaton         1998   375,000   168,873         0      0       24,474          8,190         0
Vice Chairman              1997   315,000   108,967   223,500      0       19,079          3,721         0
                           1996   315,000         0         0      0       14,468          3,566         0

J.P. Hayden III (4)        1998   290,000   148,608         0      0       19,737            835         0
Chairman of the Board &    1997   245,000    53,656   186,250      0       13,440            676         0
Chief Operating Officer    1996   245.000    52,868         0      0       11,266            381         0

John W. Hayden (5)         1998   290,000   148,608         0      0       19,737            490         0
Chief Executive Officer &  1997   230,000   121,731   186,250      0       15,828            367         0
President                  1996   230,000     5,000         0      0       11,733            228         0

Kurt R. Schwamberger (6)   1998   300,000   128,859         0      0       19,299          1,440    50,000
Senior Vice President      1997   280,000   121,731    93,150      0       18,078          1,325    90,000
                           1996    83,333    40,000         0      0            0              0    40,000


(1) Dividends will be paid on stock reported in this column. The aggregate number of restricted stock holdings and valuations at 12/31/98 were as follows: J. P. Hayden, Jr., 82,500 shares valued at $1,990,313;
     Michael J. Conaton, 33,000 shares valued at $796,125; J. P. Hayden, III, 21,300 shares valued at $513,863; John W. Hayden, 21,300 shares valued at $513,863; and Kurt R. Schwamberger, 7,500 shares valued at $180,938.
(2)  Total Company matching contributions earned during year from savings plans.
(3)  The Company maintains a split-dollar life insurance program for
     J. P. Hayden, Jr., a director and an executive officer of the Company. Under this program, the Company has purchased life insurance policies on the lives of J. P. Hayden, Jr. and his wife. J. P. Hayden, Jr. is responsible for a portion of the premiums and the Company pays the remainder of the premiums on the life insurance policies. The amount of premium advanced by the Company in 1998 was $585,856. No interest is charged on the amount advanced but repayment of such amount is secured by collateral assignment of the policies. Upon the death of J. P. Hayden, Jr. and his wife, the Company will be entitled to receive that portion of the benefits paid under the life insurance policy as is equal to the premiums paid by the Company on that policy. In the event of surrender of a policy prior to death of an insured, the Company would recover the premiums it has paid from the cash surrender value of the policy or from the insureds. The life insurance trust established by the decedent will receive the remainder of the death benefits. The economic value of the benefit for the period the funds were advanced during 1998, using the Demand Loan Approach and the Company's commercial paper rate of 5.29%, is $101,510 for
     J. P. Hayden, Jr. Such amount is reflected in the Summary Compensation Table. The remaining amounts represent group term life insurance premiums paid by the Company during the year.
(4) J.P. Hayden III assumed the positions of Chairman of the Board of Directors and Chief Operating Officer of the Company in April, 1998.

(5) John W. Hayden assumed the positions of Chief Executive Officer and President of the Company in April, 1998.
(6) Mr. Schwamberger began his employment with the Company and its subsidiaries in September, 1996. Mr. Schwamberger assumed the position of Senior Vice President in December, 1998. For more than five years before 1996, Mr. Schwamberger held executive management positions in the insurance industry. In 1996, in connection with his employment with the Company, Mr. Schwamberger received a loan of $150,000 from the Company. $50,000 of that loan was forgiven in 1997 and $50,000 of that loan was forgiven in 1998. Mr. Schwamberger received a relocation bonus of $80,000, half of which was paid in 1996 and half of which was paid in 1997.
     Mr. Schwamberger is indebted to the Company in the amount of $88,595 on a loan for personal purposes.

        Savings Plans. The Board of Directors has approved two savings plans: a Qualified 401(K) Savings Plan that has been approved by the Internal Revenue Service and a Non-Qualified Savings Plan. These plans provide additional retirement benefits for salaried employees. An employee may make basic pre-tax contributions to his plan account up to 6% of his compensation. An employee may also make supplemental contributions up to an additional 10% of his compensation. Under the Qualified 401(K) Savings Plan: 1) the Company contributes $.50 for each dollar of the employee's basic contribution, 2) an employee's total contribution may not exceed the lesser of $10,000 or 16% of an employee's compensation in 1998 and 3) all funds under this plan are not available to the Company's creditors in the case of bankruptcy or change in ownership. Under the Non-Qualified Plan: 1) the Company contributes $.75 for each dollar of the employee's basic contribution, 2) an employee's total contribution may not exceed 16% of the employee's compensation and 3) all amounts in this plan are subject to the Company's creditors in the case of bankruptcy or change of control. The Company does not match supplemental contributions under either plan. Cash Compensation paid pursuant to these plans is included in the Summary Compensation Table as All Other Compensation.

	Pension Plan. A Pension Plan has been adopted by the Board of Directors and approved by the Internal Revenue Service. The Pension Plan provides for payment of annual benefits to salaried employees of the Company upon retirement. The monthly benefits equal the years of service (up to a maximum of 35 years) multiplied by the sum of 1% of that portion of average monthly salary (plus overtime and bonus) constituting Social Security covered compensation, plus 1.75% of that portion of average monthly salary (plus overtime and bonus) not constituting Social Security covered compensation. Average monthly salary
(plus overtime and bonus) is based on the highest average salary for 5 consecutive years.

	The 1998 estimated annual benefits (after deduction for social security benefits) payable upon retirement is a straight line annuity paid from the Pension Plan and may be individually estimated by reference to the following table:


Years of Service
  Average
  Annual
 Salaries            15          20          25          30          35
-----------          --          --          --          --          --
$  200,000       $  48,781   $  65,041   $  81,301   $  97,562   $ 113,822

   250,000       $  61,906   $  82,541   $ 103,176   $ 123,812   $ 144,447*

   300,000       $  75,031   $ 100,041   $ 125,051   $ 150,062*  $ 175,072*

   350,000       $  88,156   $ 117,541   $ 146,926*  $ 176,312*  $ 205,697*

   400,000       $ 101,281   $ 135,041*  $ 168,801*  $ 202,562*  $ 236,322*

   450,000       $ 114,406   $ 152,541*  $ 190,676*  $ 228,812*  $ 266,947*

   500,000       $ 127,531   $ 170,041*  $ 212,551*  $ 255,062*  $ 297,572*

   550,000       $ 140,656*  $ 187,541*  $ 234,426*  $ 281,312*  $ 328,197*

   600,000       $ 153,781*  $ 205,041*  $ 256,301*  $ 307,562*  $ 358,822*

   650,000       $ 166,906*  $ 222,541*  $ 278,176*  $ 333,812*  $ 389,447*

   700,000       $ 180,031*  $ 240,041*  $ 300,051*  $ 360,062*  $ 420,072*

   750,000       $ 193,156*  $ 257,541*  $ 321,926*  $ 386,312*  $ 450,697*

   800,000       $ 206,281*  $ 275,041*  $ 343,801*  $ 412,562*  $ 481,322*

   850,000       $ 219,406*  $ 292,541*  $ 365,676*  $ 438,812*  $ 511,947*

   900,000       $ 232,531*  $ 310,041*  $ 387,551*  $ 465,062*  $ 542,572*

   950,000       $ 245,656*  $ 327,541*  $ 409,426*  $ 491,312*  $ 573,197*

 1,000,000       $ 258,781*  $ 345,041*  $ 431,301*  $ 517,562*  $ 603,822*

 1,050,000       $ 271,906*  $ 362,541*  $ 453,176*  $ 543,812*  $ 634,447*

 1,100,000       $ 285,031*  $ 380,041*  $ 475,051*  $ 570,062*  $ 665,072*


        * Under the Internal Revenue Code, the maximum allowable annual benefit payable by the pension plan in 1999 to any one participant is $130,000. In addition, the maximum compensation that can be used to determine the benefit is $160,000. The Board of Directors has approved the payment to participants directly by the Company of any reduction in benefits occasioned by limitations on benefits contained in the Internal Revenue Code.

        For purposes of the pension plan, the credited years of service through 1998 covered by the plan (not to exceed 35 years) for each of the five most highly compensated executive officers of the Company is: J. P. Hayden, Jr. (35), Michael J. Conaton (35), J. P. Hayden, III (22.3), John W. Hayden (16.6) and Kurt R. Schwamberger (2.2).

	The following table sets forth the aggregated option exercises during 1998 and the option value as of December 31, 1998 for the CEO and the four other most highly paid executive officers of the Company under the 1992 Employee Incentive Stock Option Plan adopted by the Board of Directors and approved by the shareholders.


Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

                                                   Number of
                                                   Securities      Value of
                                                   Underlying     Unexercised
                                                   Unexercised    In-the-Money
                                                  Options/SARs    Options/SARs
                                                 at FY End 1998   at Year End
                     Shares
                    Acquired        Value         Exercisable/    Exercisable/
Name               On Exercise     Realized      Unexercisable   Unexercisable
------------------------------------------------------------------------------
J.P. Hayden, Jr.        -              -             84,900        $1,290,763
                                                          0                 0

Michael J. Conaton      -              -             39,000          $592,875
                                                          0                 0

J. P. Hayden III        -              -             21,900          $332,888
                                                          0                 0

John W. Hayden          -              -             20,700          $314,538
                                                          0                 0

Kurt R. Schwamberger    -              -                  0                $0
                                                          0                 0

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	During 1998, J.P. Hayden, Jr., an executive officer of the Company, served as a director of Star Bank, N.A. and, after its merger with Firstar Corporation, as a director of Firstar Corporation. During 1998,
Jerry A. Grundhofer served as an executive officer of Star Bank, N.A., and after its merger with Firstar Corporation, as an executive officer of Firstar Corporation. Mr. Grundhofer was appointed to the compensation committee of the Company's Board of Directors in December, 1998.


        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

	The Compensation Committee's compensation policies are designed to attract and retain qualified executive officers, to reward them for profitable corporate performance and to provide incentives for them to create long-term corporate stability and growth. Therefore, the Company's compensation package for its executive officers consists of base salary, annual performance based bonus and incentive awards. The level of these amounts is determined by the Compensation Committee.

	The Committee sets base salaries at levels the Committee believes are sufficient to attract and retain qualified executives, including the Chairman of the Board and the Chief Executive Officer, considering other compensation components offered by the Company and salaries offered by other companies. The Chairman of the Board's 1998 salary of $290,000 was a 18.4% increase over his salary for 1997. This increase reflects the promotion and increase in responsibilities assumed by the Chairman of the Board. The Chief Executive Officer's 1998 salary of $290,000 was a 26.1% increase over his salary for 1997. This increase reflects the promotion and increase in responsibilities assumed by the Chief Executive Officer. Salaries of other executive officers are listed in the Summary Compensation Table.

	The Committee believes that a significant portion of total compensation should be subject to specific annual performance criteria. Consequently, the annual bonus potential is set at a significant percentage of salary. The target bonus is based on the annual profit performance of the Company and the individual officer's percentage of participation in the Profit Sharing Plan.
The Board of Directors of the Company has continued its policy of adopting a Profit Sharing Plan first initiated in 1968 under which the Board is authorized to pay to certain of the executive officers of the Company as additional compensation during each year an aggregate sum not to exceed 3.0% of the consolidated earnings (before taxes) of the Company during such year. The Compensation Committee determines each respective executive officer's
(including the Chairman of the Board's and the Chief Executive Officer's) percentage of participation in the Plan based on specific job responsibilities. Total executive bonuses are generally less than 50 percent of the executive's base salary. The Chairman of the Board's annual bonus for 1998 was $148,608.
The Chief Executive Officer's annual bonus for 1998 was $148,608. These amounts are more than received by these individuals in prior years and reflect the Company's profit performance for 1998 and the promotions and increased responsibilities assumed by both the Chairman of the Board and the Chief Executive Officer during 1998. Cash compensation paid pursuant to the Plan is included in the Summary Compensation Table.

	Long-term incentive awards are made under the Company's 1992 Employee Incentive Stock Plan which authorizes restricted stock awards, stock option grants and stock appreciation rights. The Plan was adopted to provide incentives to encourage employee contribution to the Company's stability and growth. The Plan is administered by the members of the Compensation Committee. Restricted stock was awarded to the Chairman of the Board and the Chief Executive Officer and to other executive officers in 1997 as set forth in the Summary Compensation Table, but no stock was awarded in 1996 or 1998.

	The Compensation Committee is composed of the following four independent non-employee directors:

		James H. Carey
		Jerry A. Grundhofer
		William J. Keating
		David B. O'Maley

                            FIVE YEAR TOTAL RETURN

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
 AMONG MIDLAND CO., AMERICAN STOCK EXCHANGE COMPOSITE AND THE S&P PROPERTY AND
                                CASUALTY GROUP

                                  1993    1994    1995    1996    1997    1998
                                 ------  ------  ------  ------  ------  ------
MIDLAND                           100      98.7   113.5    90.4   150.0   174.0
S&P PROPERTY & CASUALTY GROUP     100      95.2   123.8   150.1   188.6   186.1
AMEX COMPOSITE                    100      93.3   120.0   121.9   152.4   162.8


ASSUMES $100 INVESTED ON DECEMBER 31, 1993 IN MILAND COMMON STOCK, AMEX COMPOSITE AND THE S&P PROPERTY AND CASUALTY GROUP.
* TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS.

                    RATIFICATION OF SELECTION OF AUDITORS

	The Board of Directors has selected the firm of Deloitte & Touche LLP as auditors to make an examination of the accounts of the Company for the year 1999. This firm of independent certified public accountants has made the annual audits of the accounts of the Company and its predecessor, Midland-Guardian Co., since 1952. Such selection of auditors is submitted to the shareholders for ratification and approval or rejection. If rejected, the audit committee of the Board of Directors will select other auditors. Representatives of such auditors are expected to be present at the meeting and will have an opportunity to make a statement and be available to respond to appropriate questions. The affirmative vote of a majority of common shares voting at the annual meeting of shareholders is required for ratification of this proposal.


       APPROVAL OF AMENDMENT TO AND RESTATEMENT OF CODE OF REGULATIONS

	It is intended that proxies given to the persons named in the enclosed form of proxy will be voted for approval of a resolution adopting an Amended and Restated Code of Regulations for the Company. The amendment to and restatement of the Code of Regulations modernizes the Code of Regulations and modifies the Code of Regulations to more closely parallel applicable provisions of Ohio law (the jurisdiction of domicile for the Company). Proposed changes to the Code of Regulations are as follows:

1. Increase the percentage of shareholders required to call a special meeting of shareholders from 25% to 40%;
2. Provide that notice of shareholders' meetings may be given up to sixty (60) days in advance of the meeting instead of thirty (30) days in advance of the meeting as currently provided;
3.  Eliminate provisions permitting action by unanimous consent of shareholders;
4. Provide that ordinary matters brought before the annual meeting of shareholders shall be approved by a majority of votes cast;
5. Provide guidelines for the introduction by shareholders at shareholders' meetings of new business and nominations to the Board of Directors;
6. Provide for an electronic notice and proxy submission option for shareholders;
7. Provide that the Corporation shall have at least three Directors instead of between nine and eighteen Directors as currently provided;
8.  Provide for electronic notice of Directors' meetings;
9. Remove the requirement that a majority of the Board shall be at least five Directors;
10. Provide that committees of the Board of Directors may consist of one or more Directors instead of at least three Directors as currently provided;
11. Provide guidelines for the provision of professional and/or other services to the Company by a Director and concerning other contracts and relationships between a Director and the Company;
12. Provide guidelines regulating the attendance at meetings of the Board of Directors and its committees of persons who are not Directors;
13. Substantially revise provisions relating to the Officers of the Company;
14. Eliminate the requirement that the Board of Directors provide a corporate seal; and
15. Modify and enhance indemnification provisions for the Board of Directors and Officers.

	A copy of the full resolution for which approval is sought is attached hereto as Exhibit A.

	We recommend a vote FOR the amendment to and restatement of the Company's Code of Regulations. The affirmative vote of a majority of common shares voting at the annual meeting of Shareholders is required for ratification of this proposal.


                            SHAREHOLDER PROPOSALS

	Proposals of shareholders intended to be presented at the 2000 annual meeting must be received at the Company's executive offices on or before December 12, 1999, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                             COST OF SOLICITATION

	The cost of preparing and mailing this proxy statement and the accompanying notice of meeting and proxy, and any additional material relating to the meeting, and the cost of soliciting proxies, will be borne by the Company.

                                OTHER MATTERS

	The Board of Directors knows of no other matters which are likely to be brought before the meeting. However, if any other matters not now known properly come before the meeting, the persons named in the enclosed proxy or their substitute, will vote said proxy in accordance with their judgment of such matters. The form of proxy grants discretionary authority to the designated proxies to vote on: (i) any matters that come before the meeting, other than those set forth in the Company's proxy statement; or (ii) matters as to which adequate notice has not been received by the Company. In order for a notice to be deemed adequate for the Company's 2000 annual shareholder meeting it must be received at the Company's executive offices on or before January 26, 2000.

	The above notice and proxy statement are sent by order of the Board of Directors.

                                             JOHN I. VON LEHMAN
                                                  Secretary


Dated: March 11, 1999

Shareholders may obtain without charge a copy of the Company's 1998 report to the Securities and Exchange Commission on Form 10-K by sending a request to:
Office of the Chief Financial Officer - 10K Report, The Midland Company,
7000 Midland Boulevard, Amelia, Ohio 45102.

                                  EXHIBIT A


Proposed Amendment to and Restatement of the Code of Regulations.

RESOLVED, that the Code of Regulations of The Midland Company be amended and restated in its entirety as follows:

                 AMENDED AND RESTATED CODE OF REGULATIONS OF

                             THE MIDLAND COMPANY
                             -------------------

                                  ARTICLE I

Section 1 - Principal Office:
The principal office of the corporation shall be at 7000 Midland Blvd., Amelia, Ohio, until such time as otherwise designated by the Board of Directors.

Section 2 - Other Offices:
The corporation shall also have offices at such other places without, as well as within the State of Ohio, as the Board of Directors may from time to time determine.

                                  ARTICLE II

Section 1 - Annual Meeting:
The Annual Meeting of the shareholders of the corporation for the purpose of electing directors and transacting such other business as may come before the meeting shall be held at 10 a.m. on the second Thursday in April of each year, if not a legal holiday, but if a legal holiday, then on the next business day following or on such other date as may be provided for by the Board of Directors.

Section 2 - Special Meetings:
   Special Meetings of the shareholders may be called at any time by the Chairman of the Board, President or Vice President, or by a majority of the Board of Directors acting with or without a meeting, or by the holder or holders of forty percent (40%) of all shares outstanding and entitled to vote thereat.

Section 3 - Place of Meetings:
Meetings of shareholders shall be held at the office of the corporation in Amelia, Ohio, or at such other place within or without the State of Ohio as shall be determined by the Board of Directors and set forth in the notice thereof.

Section 4 - Notice of Meetings:
Unless waived, written, printed or typewritten notice of each annual or special meeting stating the time, place and purpose thereof shall be served upon or mailed to each shareholder of record entitled to vote or entitled to notice, not more than sixty (60) days nor less than ten (10) days before any such meeting. If mailed, it shall be directed to shareholders at their address as the same appears upon records of the corporation.

Section 5 - Waiver of Notice:
Any shareholder either before or after any meeting may waive any notice required to be given by law or these regulations.

Section 6 - Quorum and Voting:
The holders of shares entitling them to exercise a majority of the voting power of the corporation, present in person or by proxy, shall constitute a quorum for any meeting. The shareholders present in person or by proxy, whether or not a quorum be present, may adjourn the meeting from time to time without notice other than by announcement at the meeting.

In any other matter brought before any meeting of shareholders, the affirmative vote of the holders of shares representing a majority of the votes actually cast shall be the act of the shareholders provided, however, that no action required by law, the Articles of Incorporation, or this Code of Regulations to be authorized or taken by the holders of a designated proportion of the shares of the corporation may be authorized or taken by a lesser proportion.

Section 7 - Notice of Shareholder Business and Nominations:

        (a) Annual Meeting of Shareholders. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders pursuant to the corporation's notice of the meeting, by or at the direction of the Board of Directors or by any shareholder of the corporation who was a shareholder of record at the time of giving of notice provided for in this Code of Regulations, who is entitled to vote at the meeting and who complies with the notice procedures set forth herein.

             For nominations or other business properly to be brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than sixty (60) days before or after such anniversary date, notice must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of notice. Such notice shall set forth as to each person whom the shareholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 14a-11 thereunder including such person's written consent to be named in the proxy statement as a nominee and to serving as a director if elected. As to any other business that the shareholder proposes to bring before the meeting, such notice shall include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made. The shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made shall state the name and address of such shareholder, as they appear on the corporation's books, and of such beneficial owner and the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

             If the number of directors to be elected is increased and there is no public announcement by the corporation naming all of the nominees for the director or specifying the size of the increased Board of Directors at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Code of Regulations shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

        (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the corporation who is a shareholder of record at the time of giving notice provided for in this Code of Regulations, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Code of Regulations. If the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons for election to such position(s) as specified in the corporation's notice of meeting, if the shareholder's notice required by this Code of Regulations shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

        (c) General. Only such persons who are nominated in accordance with the procedures set forth in this Regulation shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Code of Regulations. Except as otherwise provided by law, the Articles of Incorporation or these Code of Regulations, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Code of Regulations and, if any proposed nomination or business is not in compliance with this Code of Regulations, to declare that such defective proposal or nomination shall be disregarded.

Section 8 - Electronic Notices, Proxy Submission, Etc.:
The corporation may, from time to time, establish procedures whereby shareholders may choose to, but shall not be required to, receive notice of meetings and other documents and information required to be provided to shareholders by the corporation by telephone, facsimile transmission, electronic mail or by other means of electronic or telephonic transmission. Notice of meetings to a shareholder who chooses to receive notices in any such manner shall be deemed sufficient notice for purposes of Section 4 of this Article.
The corporation may, from time to time, establish procedures whereby shareholders may, but shall not be required to, make submission of proxies for voting at meetings of shareholders and other documents and information to the corporation by telephone, facsimile transmission, electronic mail or by other means of electronic or telephonic transmission.


                                  ARTICLE III

                                   DIRECTORS

Section 1 - Number of Directors:
The business of the corporation shall be managed and conducted by a Board of Directors consisting of not less than three (3) members, one of whom shall be designated Chairman and none of whom need be shareholders of the corporation. Without amendment of this Code of Regulations, the number of Directors may be fixed or changed by resolution at any annual meeting or at any special meeting of shareholders called for that purpose or the purpose of electing Directors, adopted by the vote of the holders of shares, present in person or by proxy, entitling them, to exercise a majority of the voting power represented at such meeting or by a resolution of the Directors adopted at any meeting of the Board of Directors by a majority vote. Where action is taken by the Board of Directors, the Directors in office may fill any Directors' office that is created by an increase in the number of Directors. No reduction of the number of Directors shall have the effect of removing any Director prior to the expiration of his or her term of office.

Section 2 - Tenure and Election of Directors:
Directors shall be divided into three classes each of which shall consist of not less than one (1) Director. Such three classes shall be known initially as three-year, two-year, and one-year classes. The term of office of the one-year Directors shall expire at the first annual meeting of the corporation; the term of office of the two-year Directors shall expire at the second annual meeting and the term of office of the three-year Directors shall expire at the third annual meeting. Upon expiration of the terms of office of the Directors as set forth above, their successors shall be elected for a term of three years or until their successors are elected and qualified. Election of Directors shall be at the annual meeting of shareholders and may be conducted in such manner as may be approved at such meeting.

Section 3 - Meeting of the Board:
An organization meeting of the Board of Directors shall be held either immediately following the adjournment of each shareholders' annual meeting (and notice of such annual meeting of Directors need not be given) or at such other time (pursuant to notice) as the Board may determine.

At such annual organizational meeting of the Board, the Directors may choose one of their number as Chairman of the Board.

   The Chairman of the Board shall preside at all meetings, regular or special, of the Board. In the event that no Chairman of the Board shall have been elected or, if a Chairman of the Board shall have been elected, in the absence of the Chairman of the Board from any meeting of the Board or from the affairs of the corporation as such Chairman of the Board, the Vice Chairman of the Board shall act as Chairman of the Board. In the event that no Vice Chairman of the Board shall have been elected or, if a Vice Chairman of the Board shall have been elected, in the absence of the Vice Chairman of the Board from any meeting of the Board, the President of the corporation, if the person then holding such office be a member of the Board, shall act as Chairman of the Board.

The Board of Directors may, by by-laws or resolutions, provide for other regular meetings of the Board in addition to the annual organizational meeting.

Special meetings of the Board of Directors may be held at any time upon the call of the Chairman of the Board or the President of the corporation, or any two members of the Board. Notice of any special meeting of the Board shall be given either personally, by telephone, facsimile transmission, electronic mail or by other means of electronic or telephonic transmission to each Director at least two days before the date on which the meeting is to be held or by mail at least five days before the date on which the meeting is to be held. Notice may be waived by any Director present in person at such special meeting. Every notice must state the time and place of the meeting, but need not state the purpose thereof.

Any meeting of the Board (whether organization, regular or special) shall be a legal meeting, even though no prior notice of any kind has been given, if a majority of the Directors then qualified and acting shall actually be present thereat. Any and all meetings of the Board, except the annual organizational meeting may be held at any place in the United States as may be specified in the notice thereof.

Section 4 - Quorum:
A majority of the Board of Directors (then qualified and acting) shall constitute a quorum for the transaction of business.

Section 5 - Vacancies:
Vacancies in the Board of Directors may be filled by a majority vote of the remaining Directors until the next annual meeting. Shareholders entitled to elect Directors shall have the right to fill any vacancy in the Board (whether the same has been temporarily filled by the remaining Directors or not) at any meeting of the shareholders and attended by a quorum thereof, held for any purpose during the interim, and any Directors elected at such meeting of the shareholders shall serve until the next annual election of Directors, and until their successors are elected and qualified.

Section 6 - Committees:
The Board of Directors may create an Executive Committee to consist of one
(1) or more Directors, and may delegate to such executive committee all of the authority of the Board of Directors, however conferred, other than that of filling vacancies among the Board of Directors or in any committee of the Board of Directors. The Board of Directors may create any other committee of the Directors, to consist of one (1) or more Directors, and may delegate to such committee any of the authority of the Directors, however conferred, other than that of filling vacancies among the Board of Directors or in any committee of the Board of Directors.

Section 7 - Relationship with Corporation:
Directors shall not be barred from providing professional or other services to the corporation. No contract, action or transaction shall be void or voidable with respect to the corporation for the reason that it is between or affects the corporation and one or more of its Directors, or between or affects the corporation and any other person in which one or more of its Directors are directors, trustees or officers or have a financial or personal interest, or for the reason that one or more interested Directors participate in or vote at a meeting of the Directors or committee thereof that authorizes such contract, action or transaction, if in any such case any of the following apply:

        (a) the material facts as to the Director's relationship or interest and as to the contract, action or transaction are disclosed or are known to the Directors or the committee and the Directors or committee, in good faith, reasonably justified by such facts, authorize the contract, action or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors constitute less than a quorum;

        (b) the material facts as to the Director's relationship or interest and as to the contract, action or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract, action or transaction is specifically approved at a meeting of the shareholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the corporation held by persons not interested in the contract, action or transaction; or
        (c)  the contract, action or transaction is fair as to the corporation.

This Section 7 is intended to be used only in instances in which the corporation intends to provide a conclusive determination regarding the circumstances described in the second sentence hereof. This Section 7 shall not be read to require that any of the steps outlined in subsections (a), (b) and (c) above need be followed with respect to any transaction of the nature described above.

Section 8 - Attendance at Meetings of Persons Who Are Not Directors:
Unless waived by a majority of Directors in attendance, not less than twenty four (24) hours before any regular or special meeting of the Board of Directors, any Director who desires the presence at such meeting of a person who is not a Director shall so notify all other Directors, requesting the presence of such person at the meeting, and stating the reason in writing. Such person will not be permitted to attend the Directors' meeting unless a majority of the Directors in attendance vote to admit such person to the meeting. Such vote shall constitute the first order of business for any such meeting of the Board of Directors. Such right to attend, whether granted by waiver or vote, may be revoked at any time during any such meeting by the vote of a majority of the Directors in attendance.

                                  ARTICLE IV

                                   OFFICERS

Section 1 - General Provisions:
The Board of Directors shall elect a President, a Secretary and a Treasurer, and may elect a Chairman of the Board, one or more Vice Presidents, and such other officers and assistant officers as the Board may from time to time deem necessary. The Chairman of the Board, if any, shall be a Director, but none of the other officers need be a Director. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required to be executed, acknowledged or verified by two or more officers.

Section 2 - Powers and Duties:
All officers, as between themselves and the corporation, shall respectively have such authority and perform such duties as are customarily incident to their respective offices, and as may be specified from time to time by the Board of Directors, regardless of whether such authority and duties are customarily incident to such office. In the absence of any officer of the corporation, or for any other reason the Board of Directors may deem sufficient, the powers or duties of such officer, or any of them may be delegated, to any other officer or to any Director. The Board of Directors may from time to time delegate to any officer authority to appoint and remove subordinate officers and to prescribe their authority and duties.

Section 3 - Term of Office and Removal:

        3.1 Term. Each officer of the corporation shall hold office at the pleasure of the Board of Directors, and unless sooner removed by the Board of Directors, until the meeting of the Board of Directors following the date of election of Directors and until his or her successor is elected and qualified.

        3.2 Removal. The Board of Directors may remove any officer at any time with or without cause by the affirmative vote of a majority of Directors in office.

Section 4 - Compensation of Officers:
Unless compensation is otherwise determined by a majority of the Directors at a regular or special meeting of the Board of Directors or unless such determination is delegated by the Board of Directors to a committee of the Board of Directors or to another officer or officers, the President of the Corporation from time to time shall determine the compensation to be paid to all officers and other employees for services rendered to the corporation.


                                  ARTICLE V

                                  AMENDMENTS

This Code of Regulations may be amended or repealed at any meeting of shareholders called for that purpose by the affirmative votes of the holders of record of shares entitling them to then exercise a majority of the voting power on such proposal.

                                  ARTICLE VI

                               INDEMNIFICATION

Section 1 - Right to Indemnification:
Each person who was or is made a party of is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the corporation or that, being or having been such a Director or officer of the corporation, he or she is or was serving at the request of an executive officer of the corporation as a director, officer, partner, employee, or agent of another corporation, partnership, joint venture, trust, limited liability company, or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, partner, employee, or agent, shall be indemnified and held harmless by the corporation to the fullest extent permitted by the General Corporation Law of Ohio, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all expense, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators. Except as provided in Section 2, below, with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board of Directors of the corporation.

	The right to indemnification conferred in this Section 1 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). An advancement of expenses incurred by an indemnitee in his or her capacity as a director, officer or employee (and not in any other capacity in which service was or is rendered by such indemnitee including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 1 or otherwise. An advancement of expenses shall not be made if the corporation's Board of Directors make a good faith determination that such payment would violate law or public policy.

Section 2 - Right of Indemnitee to Bring Suit:
If a claim under Section 1 of this Article is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. The indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

Section 3 - Nonexclusivity and Survival of Rights:
The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the corporation's Articles of Incorporation, this Code of Regulations, agreement, vote of shareholders or disinterested directors, or otherwise.

Notwithstanding any amendment to or repeal of this Article, or of any of the procedures established by the Board of Directors pursuant to Section 7 of this Article, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

Without limiting the generality of the foregoing paragraph, the rights to indemnification and to the advancement of expenses conferred in this Article shall, notwithstanding any amendment to or repeal of this Article, inure to the benefit of any person who otherwise may be entitled to be indemnified pursuant to this Article (or the estate or personal representative of such person) for a period of six years after the date such person's service to or in behalf of the corporation shall have terminated or for such longer period as may be required in the event of a lengthening in the applicable statute of limitations.

Section 4 - Insurance, Contracts and Funding:
The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability, or loss under the General Corporation Law of Ohio. The corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnifications as provided in this Article.

Section 5 - Persons Serving Other Entities:
Any person who is or was a Director, officer, or employee of the corporation who is or was serving (i) as a director or officer of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (ii) in an executive or management capacity in a partnership, joint venture, trust, limited liability company or other enterprise which the corporation or a wholly-owned subsidiary of the corporation is a general partner or member or has a majority ownership shall be deemed to be so serving at the request of an executive officer of the corporation and entitled to indemnification and advancement of expenses under Section 1 of this Article.

Section 6 - Indemnification of Employees and Agents of the Corporation:
The corporation may, by action of its Board of Directors, authorize one or more executive officers to grant rights to advancement of expenses to employees or agents of the corporation on such terms and conditions no less stringent than provided in Section 1 of this Article as such officer or officers deem appropriate under the circumstances. The corporation may, by action of its Board of Directors, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of Directors and officers of the corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board of Directors.

Section 7 - Procedures for the Submission of Claims:
The Board of Directors may establish reasonable procedures for the submission of claims for indemnification pursuant to this Article, determination of the entitlement of any person thereto, and review of any such determination. Such procedures shall be set forth in an appendix to these Code of Regulations and shall be deemed for all purposes to be a part hereof.

                                  ARTICLE VII

                              STOCK CERTIFICATE

The certificates in and for the shares of the corporation of any class may be executed by any two of the following officers (either by actual or facsimile signing): Chairman of the Board, President, Executive Vice President, Vice President, Secretary, Treasurer. The stock certificates of the corporation, within the limitations of the Articles of Incorporation of this corporation as amended, may be such as the Board of Directors of this corporation shall from time to time determine. The Board of Directors of this Company is authorized to enter into arrangements with one or more transfer agents for the stock of the corporation and/or a registrar either in the City of Cincinnati, or City of New York, or elsewhere.

                                    PROXY
                             The Midland Company
                            7000 Midland Boulevard
                               Amelia, OH 45102

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints J.P. Hayden III, John W. Hayden and John I.
Von Lehman, and each of them, attorneys, with the powers which the undersigned would possess if personally present, including the power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of The Midland Company to be held at the Company's offices, 7000 Midland Boulevard, Amelia, Ohio 45102, at 10:00 A.M. on the 8th day of April, 1999, and at any adjournment thereof. The above proxies are hereby instructed to vote as shown on this card.

The Board of Directors recommends a FOR vote on the election of Directors and on all proposals. Please mark an X in one box under each item.

1.     ELECTION of five (5) Directors
       ___ FOR all nominees listed below.
       ___ WITHHOLD AUTHORITY to vote for all nominees listed below.

James E. Bushman
James H. Carey
John W. Hayden
Robert W. Hayden
David B. O'Maley

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space below.

        _______________________________________________________________________

2.	PROPOSAL to ratify and approve the appointment of DELOITTE & TOUCHE LLP as independent auditors of the Company.
        ___ FOR            ___ AGAINST            ___ ABSTAIN


3.	PROPOSAL to approve an amended and restated Code of Regulations of the
Company.
        ___ FOR            ___ AGAINST            ___ ABSTAIN

The Midland Company
c/o Corporate Trust Services
15th Floor
38 Fountain Square Plaza
Cincinnati, OH 45263

DIRECTIONS TO THE MIDLAND COMPANY
ANNUAL SHAREHOLDERS MEETING
APRIL 8, 1999

FROM I-75 OR I-71 IN THE GREATER
CINCINNATI AREA

I-275 East
Exit Beechmont/Amelia (Rt. 125)
Head east on Rt. 125
Drive approximately 3 miles
Turn left onto Bach Buxton Rd. (traffic light)
Drive approximately one half mile
Turn right onto Midland Boulevard

FROM DOWNTOWN CINCINNATI

I-471 South
I-275 North/East to Columbus
Exit Beechmont/Amelia (Rt. 125)
Turn right (east on Rt. 125)
Drive approximately 3 miles
Turn left onto Bach Buxton Rd. (traffic light)
Drive approximately one half mile
Turn right onto Midland Boulevard

fold and detach here

In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting. This Proxy when executed will be voted in the manner directed by the undersigned STOCKHOLDER(S). If no direction is made, this PROXY will be voted FOR Proposals 1, 2 and 3.
                    ALL FORMER PROXIES ARE HEREBY REVOKED.

                                                Dated:__________________, 1999

                                                __________________________
                                                (Signature of Stockholder)

                                                __________________________
                                                (Signature of Stockholder)

(Please sign exactly as your name or names appear above. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.)